UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to 13 OR 15(D)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2010

ACL Semiconductors Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50140	16-1642709
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Room 1701, 17/F, Tower 1
Enterprise Square, 9 Sheung Yuet Road
Kowloon Bay, Kowloon, Hong Kong
(Address of principal executive offices)	(Zip Code)

011-852- 2799-1996
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01           Changes in Registrant’s Certifying Accountant

          On February 3, 2010, JTC Fairsong CPA Firm (“JTC Fairsong”) resigned as the independent registered public accounting firm of the registrant and on the same day the registrant retained the firm of Albert Wong & Co. (“Albert Wong”). This change in the registrant’s accounting firm was approved by the board of directors of the registrant.

          The reports of JTC Fairsong on the registrant’s financial statements for the fiscal years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle. The reports noted that the registrant has had numerous significant transactions with businesses and affiliates controlled by, and with persons who are related to, the officers and directors of the registrant and the registrant is dependent on one single vendor and its authorized agent to supply its inventories and this single vendor provided the majority of the registrant’s inventory purchases during the years ended December 31, 2007 and 2008.

          During the fiscal years ended December 31, 2008 and 2007 and through February 3 2010, there were no disagreements with JTC Fairsong on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of JTC Fairsong, would have caused them to make reference to such disagreements in their reports on the financial statements for the fiscal years ended December 31, 2008 and 2007. During the fiscal years ended December 31, 2008 and 2007 and through February 3, 2010, there have been no reportable events (as described in Item 304(a)(1)(v)) of Regulation S-K).

          The registrant has requested that JTC Fairsong furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter dated is filed as an exhibit to this Form 8-K.

          During the fiscal years ended December 31, 2008 and 2007 and through February 3, 2010, the registrant did not consult Albert Wong with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s consolidated financial statements or any matter that was either the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in Item 304(a)(1)(v)) of Regulation S-K).

Item 8.01           Other Events

           On January 11, 2010, the registrant moved offices. The registrant’s new address is Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong.

Item 9.01           Financial Statements and Exhibits.

a)	Not applicable.

b)	Not applicable.

c)	Not applicable.

d)	Exhibits

Exhibit No.	Exhibit

16.1	Letter from JTC Fairsong to the Securities and Exchange Commission dated February 9, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACL SEMICONDUCTORS INC.
Dated: February 9, 2010

	By:	/s/ Chung-Lun Yang
Name: Chung-Lun Yang
Title: Chief Executive Officer